Exhibit 99.1


                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                            Nader Tavakoli
                                             24 West 40th St., 10th Floor
                                             New York, NY 10018


Date of First Event Requiring Statement:     04/01/08
Issuer and Ticker Symbol:                    Endwave Corporation (ENWV)
Relationship to Issuer:                      10% Owner
Designated Filer:                            EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                           Common Stock
Date of First Transaction                    04/01/08
Transaction Code                             S
Amount of Securities and Price               10,900 at $6.00 per share
                                             8,390 at $6.03 per share
                                             4,400 at $6.26 per share
                                             2,700 at $5.95 per share
                                             8,140 at $5.80 per share
                                             10,000 at $5.75 per share
                                             15,500 at $5.79 per share
                                             12,500 at $5.80 per share

Securities Acquired (A) or Disposed of (D)   D
Amount of Securities Beneficially Owned
     Following Reported Transactions         1,300,990
Ownership Form:                              I
Nature of Indirect Beneficial Ownership:     (1)




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                              Attachment to Form 4


                             JOINT FILER INFORMATION



Name and Address:                          EagleRock Institutional Partners, LP
                                           24 West 40th St., 10th Floor
                                           New York, NY 10018


Date of Event Requiring Statement:         04/01/08
Issuer and Ticker Symbol:                  Endwave Corporation (ENWV)
Relationship to Issuer:                    10% Owner
Designated Filer:                          EagleRock Capital Management, LLC


TABLE I INFORMATION

Title of Security:                         Common Stock
Date of First Transaction                  04/01/08
Transaction Code                           S
Amount of Securities and Price             10,900 at $6.00 per share
                                           8,390 at $6.03 per share
                                           4,400 at $6.26 per share
                                           2,700 at $5.95 per share
                                           8,140 at $5.80 per share
                                           10,000 at $5.75 per share
                                           15,500 at $5.79 per share
                                           12,500 at $5.80 per share

Securities Acquired (A) or Disposed of (D) D
Amount of Securities Beneficially Owned
     Following Reported Transactions       1,300,990
Ownership Form:                            I
Nature of Indirect Beneficial Ownership:   (1)